UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Cracker Barrel Old Country Store, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 21, 2014

Cracker Barrel Mails Definitive Proxy for Special Meeting

Urges Shareholders to Reject Biglari’s Proposal to Pursue all Potential Extraordinary

Transactions and Proposal to Take Any Action Necessary

to Amend Tennessee State Legislation

LEBANON, Tenn. – (BUSINESS WIRE) – Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) (Nasdaq:CBRL) commenced mailing of its proxy statement for the Company’s Special Meeting of shareholders to be held on April 23, 2014. In a letter to shareholders, Sandra B. Cochran, Cracker Barrel’s President and CEO, addressed a number of claims made by Biglari Capital.

Ms. Cochran urged shareholders to vote against the proposals brought forward by Biglari Capital for the Board to (1) immediately pursue all potential extraordinary transactions, including the sale of the Company, and (2) take any action necessary to amend the Tennessee Business Corporation Act to permit Biglari Capital to engage in an extraordinary transaction with the Company.

In the letter, Ms. Cochran stated, “The Board unanimously believes that seeking an immediate sale of the Company, as advocated by Biglari’s proposal, is not in the best interests of the Company’s shareholders in light of current market conditions and the Company’s sustained strong performance.”

Commenting on the call to amend Tennessee state law, Ms. Cochran said, “…the Board does not have the power to amend Tennessee law. In addition, the Board believes that the interests of all shareholders are best served by the management team continuing to focus on the execution of the Company’s current operational and strategic plan, rather than engaging in a time-consuming and potentially expensive lobbying effort.”

The full text of the letter follows.

Text of Letter from Ms. Cochran to Cracker Barrel Shareholders:

March 21, 2014

Dear Cracker Barrel Shareholders,

Cracker Barrel will hold a Special Meeting of its shareholders at 10:00 AM ET on Wednesday, April 23, 2014, at 1201 Pennsylvania Avenue NW, Suite 300, Washington, DC. The purpose of this

Special Meeting is to provide our shareholders with the opportunity to vote on two non-binding advisory proposals put forth by Biglari Capital (“Biglari”) requesting that the Board of Directors (the “Board”) (1) immediately pursue all potential extraordinary transactions, including the sale of the Company, and (2) take any action necessary to amend the Tennessee Business Corporation Act to permit Biglari Capital to engage in an extraordinary transaction with the Company.

Under our Company’s charter and by-laws, shareholders holding 20% of the Company’s shares can call a special meeting. Biglari holds approximately 19.9% of the Company’s shares, and recently filed the regulatory forms necessary to solicit other shareholders to call a special meeting. Our Board voluntarily called the Special Meeting in order to avoid the added cost and distraction of such a solicitation.

I urge you today to vote on the WHITE proxy card AGAINST each of the proposals. We believe that both proposals would slow the momentum that we have created over the past several years and are not in the best interests of the Company or our shareholders at this time.

BACKGROUND

At each of Cracker Barrel’s last three annual meetings, Biglari has nominated an alternative slate of candidates for election to our Board. At each of these meetings, the Biglari nominees have been defeated by significant and increasing margins, despite the fact that Biglari’s stake in the Company’s common stock doubled over the same period. In addition, at the 2013 Annual Meeting, our shareholders also voted, by a wide margin, against a non-binding proposal publicly made by Biglari recommending that the Board approve a $20 per share special dividend. We voluntarily included that proposal on the 2013 Annual Meeting ballot—despite the fact that Biglari made the proposal well after the deadline for submitting shareholder proposals—in order to avoid the time and expense of a special meeting of shareholders that Biglari threatened to call to vote on the special dividend proposal following the annual meeting.

Despite these defeats, within approximately one month following the 2013 Annual Meeting, Biglari called for the Company to “undertake a value maximization process by reviewing all potential extraordinary transactions, including the sale of the issuer…”. Biglari went on to say that if the Company did not promptly commence a sale process, it intended to call a special meeting of shareholders to vote on a non-binding proposal recommending that the Board pursue an extraordinary transaction such as the sale of the Company.

In a letter dated December 24, 2013, to Cracker Barrel Chairman James Bradford, Biglari continued to call for Cracker Barrel to review all potential extraordinary transactions, including the sale of the Company. The letter also stated that, alternatively, the Company could take on leverage and effect a share repurchase, and that Biglari would consider selling all of its shares if this occurred. The letter closed by stating that if the Company did not take the recommended actions, Biglari would exercise any and all rights and remedies at its disposal, including seeking to call a special meeting of shareholders.

WE BELIEVE THAT PURSING A SALE OF THE COMPANY AT THIS TIME IS NOT IN THE BEST INTERESTS OF SHAREHOLDERS

The Board unanimously believes that seeking an immediate sale of the Company, as advocated by Biglari’s proposal, is not in the best interests of the Company’s shareholders in light of current market conditions and the Company’s sustained strong performance. Rather, the Board continues to believe that execution of the current operational and strategic plan outlined by the Company over the past two fiscal years—which the Board believes has been primarily responsible for delivering the positive results to shareholders during those years—remains the best means for promoting the long-term interests of shareholders by maximizing value and future returns. The Board further believes that publicly undertaking a sale process at this time would disrupt the Company’s progress, which could damage the long-term value of the Company.

The successful execution of our strategic and operational plan has resulted in significant returns to our shareholders. The table below shows Cracker Barrel’s performance compared with our peers and the overall stock market since announcement of our strategic initiatives in September 2011.

Total Shareholder Returns 12-Sep-2011 to 12-Mar-2014
Cracker Barrel	175.2%
S&P 500 Restaurant Index	48.8%
S&P 600 Restaurant Index	125.2%
S&P 1500 Restaurant Index	56.9%
S&P 500 Index	69.9%

Over the same time period, the Company has generated significant cash flow from our operating business. The Board is keenly focused upon, and regularly assesses, the available alternatives for returning capital to shareholders, making important investments in the future growth and health of the business, and prudently managing appropriate leverage and business risk. This has allowed us to triple our annual dividend from $1.00 per share in November 2011 to $3.00 per share currently.

Our Board of Directors, therefore, unanimously recommends that you vote on the WHITE proxy card AGAINST the advisory vote regarding a proposal publicly made by Biglari Capital requesting the Board to immediately pursue all potential extraordinary transactions, including the sale of the Company.

WE BELIEVE THAT BIGLARI’S REQUEST THAT WE LOBBY THE TENNESSEE LEGISLATURE AND GOVERNOR IS QUESTIONABLE AND INAPPROPRIATE

We believe that Biglari’s second non-binding advisory proposal, that the Board take “any action necessary to amend the Tennessee Business Corporation Act to permit Biglari Capital to engage in an extraordinary transaction with the Company,” is questionable and inappropriate. We believe the proposal is questionable because it contradicts many statements made by Biglari, some quite recently, in which Biglari denied any intent to acquire control of the Company and repeatedly cited Tennessee law’s prohibition of certain business combinations.

Some of those earlier statements are as follows:

•	“Biglari Holdings is not seeking to acquire control of Cracker Barrel. Furthermore, under Tennessee law, there are strict anti-takeover laws.” (Biglari Capital Dec. 9, 2011 Letter to the Company’s Shareholders)

•	“[W]e are neither asking nor seeking board control or ownership control of Cracker Barrel.” (Biglari Capital Oct. 8, 2012 Letter to the Board)

•	“Even if we wanted to control Cracker Barrel, we could NOT because Tennessee statutes prevent a takeover ….” (Biglari Capital Oct. 25, 2012 Letter to the Company’s Shareholders)

•	“[W]e have been clear about our agenda: We are interested in making money, not controlling the Company.” (Biglari Capital Oct. 23, 2013 Letter to the Company’s Shareholders) (emphasis supplied in all quotes)

We believe that Biglari’s proposal is inappropriate because the Board does not have the power to amend Tennessee law. In addition, the Board believes that the interests of all shareholders are best served by the management team continuing to focus on the execution of the Company’s current operational and strategic plan, rather than engaging in a time-consuming and potentially expensive lobbying effort.

Given Biglari’s repeated prior statements to the contrary, we believe that we have no choice but to question both the genuineness of, and the motivation for, Biglari’s claim that it is now interested in acquiring the Company, and the request that the Company spend time and money to try to effect a change in Tennessee law. We also note that there appears to be no evidence to suggest that Biglari has taken any steps of its own to seek an amendment to Tennessee law which, given the Tennessee legislature’s schedule, we believe would now be too late to pursue until 2015 at the earliest.

For all of these reasons, the Board recommends that you vote the WHITE proxy card AGAINST the proposal requesting that the Board take any action necessary to amend the Tennessee Business Corporation Act to permit Biglari Capital to engage in an extraordinary transaction with the Company.

*            *             *

I urge you today to vote AGAINST Biglari Capital’s proposals and help preserve the positive momentum that we have achieved through the implementation of our current strategy. To ensure that your vote is received in time, I urge you to vote by telephone or via the Internet by following the instructions on the Company’s WHITE card. I also urge you NOT to sign any gold proxy cards sent to you by Biglari Capital or its affiliates.

If you have any questions or require assistance with voting your WHITE proxy card, please call MacKenzie Partners, Inc., toll-free, at (800) 322-2885.

Sincerely,

/s/ Sandra B. Cochran
President and Chief Executive Officer

About Cracker Barrel Old Country Store®

Cracker Barrel Old Country Store, Inc. provides a friendly home-away-from-home in its old country stores and restaurants. Guests are cared for like family while relaxing and enjoying real home-style food and shopping that’s surprisingly unique, genuinely fun and reminiscent of America’s country heritage…all at a fair price.

Cracker Barrel Old Country Store, Inc. (Nasdaq:CBRL) was established in 1969 in Lebanon, Tenn. and operates 626 company-owned locations in 42 states. For more information, visit crackerbarrel.com.

CBRL-F

Important Additional Information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the special meeting of Cracker Barrel’s shareholders to be held on April 23, 2014. On March 21, 2014, Cracker Barrel filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.

Cracker Barrel Old Country Store, Inc.

Investor:

Lawrence E. Hyatt, 615-235-4432

or

Media:

Andy Merrill, 212-886-9304

The following is a letter sent to shareholders of Cracker Barrel Old Country Store, Inc. in a mailing commenced on March 21, 2014.

March 21, 2014

Dear Cracker Barrel Shareholders,

Cracker Barrel will hold a Special Meeting of its shareholders at 10:00 AM ET on Wednesday, April 23,

2014, at 1201 Pennsylvania Avenue NW, Suite 300, Washington, DC. The purpose of this Special Meeting is to provide our shareholders with the opportunity to vote on two non-binding advisory proposals put forth by Biglari Capital (“Biglari”) requesting that the Board of Directors (the “Board”) (1) immediately pursue all potential extraordinary transactions, including the sale of the Company, and (2) take any action necessary to amend the Tennessee Business Corporation Act to permit Biglari Capital to engage in an extraordinary transaction with the Company.

Under our Company’s charter and by-laws, shareholders holding 20% of the Company’s shares can call a special meeting. Biglari holds approximately 19.9% of the Company’s shares, and recently filed the regulatory forms necessary to solicit other shareholders to call a special meeting. Our Board voluntarily called the Special Meeting in order to avoid the added cost and distraction of such a solicitation.

I urge you today to vote on the WHITE proxy card AGAINST each of the proposals. We believe that both proposals would slow the momentum that we have created over the past several years and are not in the best interests of the Company or our shareholders at this time.

BACKGROUND

At each of Cracker Barrel’s last three annual meetings, Biglari has nominated an alternative slate of candidates for election to our Board. At each of these meetings, the Biglari nominees have been defeated by significant and increasing margins, despite the fact that Biglari’s stake in the Company’s common stock doubled over the same period. In addition, at the 2013 Annual Meeting, our shareholders also voted, by a wide margin, against a non-binding proposal publicly made by Biglari recommending that the Board approve a $20 per share special dividend. We voluntarily included that proposal on the 2013 Annual Meeting ballot—despite the fact that Biglari made the proposal well after the deadline for submitting shareholder proposals—in order to avoid the time and expense of a special meeting of shareholders that Biglari threatened to call to vote on the special dividend proposal following the annual meeting.

Despite these defeats, within approximately one month following the 2013 Annual Meeting, Biglari called for the Company to “undertake a value maximization process by reviewing all potential extraordinary transactions, including the sale of the issuer. . .”. Biglari went on to say that if the Company did not promptly commence a sale process, it intended to call a special meeting of shareholders to vote on a non-binding proposal recommending that the Board pursue an extraordinary transaction such as the sale of the Company.

In a letter dated December 24, 2013, to Cracker Barrel Chairman James Bradford, Biglari continued to call for Cracker Barrel to review all potential extraordinary transactions, including the sale of the Company. The letter also stated that, alternatively, the Company could take on leverage and effect a share repurchase, and that Biglari would consider selling all of its shares if this occurred. The letter closed by stating that if the Company did not take the recommended actions, Biglari would exercise any and all rights and remedies at its disposal, including seeking to call a special meeting of shareholders.

WE BELIEVE THAT PURSUING A SALE OF THE COMPANY AT THIS TIME IS NOT IN THE BEST INTERESTS OF SHAREHOLDERS

The Board unanimously believes that seeking an immediate sale of the Company, as advocated by Biglari’s proposal, is not in the best interests of the Company’s shareholders in light of current market conditions and the Company’s sustained strong performance. Rather, the Board continues to believe that execution of the current operational and strategic plan outlined by the Company over the past two fiscal years—which the Board believes has been primarily responsible for delivering the positive results to shareholders during those years—remains the best means for promoting the long-term interests of shareholders by maximizing value and future returns. The Board further believes that publicly undertaking a sale process at this time would disrupt the Company’s progress, which could damage the long-term value of the Company.

The successful execution of our strategic and operational plan has resulted in significant returns to our shareholders. The table below shows Cracker Barrel’s performance compared with our peers and the overall stock market since announcement of our strategic initiatives in September 2011.

Total Shareholder Returns 12-Sep-2011 to 12-Mar-2014
Cracker Barrel	175.2%
S&P 500 Restaurant Index	48.8%
S&P 600 Restaurant Index	125.2%
S&P 1500 Restaurant Index	56.9%
S&P 500 Index	69.9%

Over the same time period, the Company has generated significant cash flow from our operating business. The Board is keenly focused upon, and regularly assesses, the available alternatives for returning capital to shareholders, making important investments in the future growth and health of the business, and prudently managing appropriate leverage and business risk. This has allowed us to triple our annual dividend from $1.00 per share in November 2011 to $3.00 per share currently.

Our Board of Directors, therefore, unanimously recommends that you vote on the WHITE proxy card AGAINST the advisory vote regarding a proposal publicly made by Biglari Capital requesting the Board to immediately pursue all potential extraordinary transactions, including the sale of the Company.

WE BELIEVE THAT BIGLARI’S REQUEST THAT WE LOBBY THE TENNESSEE LEGISLATURE AND GOVERNOR IS QUESTIONABLE AND INAPPROPRIATE

We believe that Biglari’s second non-binding advisory proposal, that the Board take “any action necessary to amend the Tennessee Business Corporation Act to permit Biglari Capital to engage in an extraordinary transaction with the Company,” is questionable and inappropriate. We believe the proposal is questionable because it contradicts many statements made by Biglari, some quite recently, in which Biglari denied any intent to acquire control of the Company and repeatedly cited Tennessee law’s prohibition of certain business combinations.

Some of those earlier statements are as follows:

•	“Biglari Holdings is not seeking to acquire control of Cracker Barrel. Furthermore, under Tennessee law, there are strict anti-takeover laws.” (Biglari Capital Dec. 9, 2011 Letter to the Company’s Shareholders)

•	“[W]e are neither asking nor seeking board control or ownership control of Cracker Barrel.” (Biglari Capital Oct. 8, 2012 Letter to the Board)

•	“Even if we wanted to control Cracker Barrel, we could NOT because Tennessee statutes prevent a takeover . . . .” (Biglari Capital Oct. 25, 2012 Letter to the Company’s Shareholders)

•	“[W]e have been clear about our agenda: We are interested in making money, not controlling the Company.” (Biglari Capital Oct. 23, 2013 Letter to the Company’s Shareholders) (emphasis supplied in all quotes)

We believe that Biglari’s proposal is inappropriate because the Board does not have the power to amend Tennessee law. In addition, the Board believes that the interests of all shareholders are best served by the management team continuing to focus on the execution of the Company’s current operational and strategic plan, rather than engaging in a time-consuming and potentially expensive lobbying effort.

Given Biglari’s repeated prior statements to the contrary, we believe that we have no choice but to question both the genuineness of, and the motivation for, Biglari’s claim that it is now interested in acquiring the Company, and the request that the Company spend time and money to try to effect a change in Tennessee law. We also note that there appears to be no evidence to suggest that Biglari has taken any steps of its own to seek an amendment to Tennessee law which, given the Tennessee legislature’s schedule, we believe would now be too late to pursue until 2015 at the earliest.

For all of these reasons, the Board recommends that you vote the WHITE proxy card AGAINST the proposal requesting that the Board take any action necessary to amend the Tennessee Business Corporation Act to permit Biglari Capital to engage in an extraordinary transaction with the Company.

*                *                 *

I urge you today to vote AGAINST Biglari Capital’s proposals and help preserve the positive momentum that we have achieved through the implementation of our current strategy. To ensure that your vote is received in time, I urge you to vote by telephone or via the Internet by following the instructions on the Company’s WHITE card. I also urge you NOT to sign any gold proxy cards sent to you by Biglari Capital or its affiliates.

If you have any questions or require assistance with voting your WHITE proxy card, please call MacKenzie Partners, Inc., toll-free, at (800) 322-2885.

Sincerely,

Sandra B. Cochran
President and Chief Executive Officer

About Cracker Barrel Old Country Store®

Cracker Barrel Old Country Store, Inc. provides a friendly home-away-from-home in its old country stores and restaurants. Guests are cared for like family while relaxing and enjoying real home-style food and shopping that’s surprisingly unique, genuinely fun and reminiscent of America’s country heritage...all at a fair price.

Cracker Barrel Old Country Store, Inc. (Nasdaq:CBRL) was established in 1969 in Lebanon, Tenn. and operates 626 company-owned locations in 42 states. For more information, visit crackerbarrel.com.

Important Additional Information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the special meeting of Cracker Barrel’s shareholders to be held on April 23, 2014. On March 21, 2014, Cracker Barrel filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.

The following is a letter sent to participants in the Cracker Barrel Old Country Store, Inc. Employee Stock Purchase Plan on March 21, 2014:

NOTICE TO PARTICIPANTS IN THE CRACKER

BARREL OLD COUNTRY STORE, INC.

EMPLOYEE STOCK PURCHASE PLAN

March 21, 2014

Dear Plan Participant:

Enclosed with this letter are materials relating the Special Meeting of Shareholders of Cracker Barrel Old Country Store, Inc. (the “Company”), to be held on April 23, 2014 (the “Special Meeting”). The enclosed proxy statement contains information regarding the matters to be acted upon at the Special Meeting. You may receive more than one voting instruction form from both the Company and certain affiliated entities of Biglari Capital Corp. (collectively, “Biglari Capital”). The WHITE voting instruction form sets forth the Company’s recommendations on how to vote on the matters to be acted upon at the Special Meeting. The GOLD voting instruction form sets forth Biglari Capital’s recommendations on how to vote on the matters to be acted upon at the Special Meeting.

Note: Only your final instruction by Internet, phone or mail will count.

Computershare Trust Company, N.A., as record keeper (the “Record Keeper”) for the Cracker Barrel Old Country Store, Inc. Employee Stock Purchase Plan (the “Plan”), will vote the shares of Company common stock, held by the Plan on March 10, 2014, the record date for the Special Meeting. The purpose of this letter is to inform you that you have the right to instruct the Record Keeper on how to vote the shares of Company common stock allocated to your Plan account.

Please read the enclosed proxy materials carefully, so that you can make a decision on how to instruct the Record Keeper to vote the shares of Company common stock allocated to your Plan account on the matters described more fully in the enclosed proxy statement. Your interest in these matters is very important.

If you do not provide timely instructions to the Record Keeper, the shares allocated to your Plan account will not be voted.

Your vote will be held in strict confidence. It will not be revealed, directly or indirectly, to any officer, employee, or director of either the Company or affiliates of Biglari Capital, except as otherwise required by law. You should therefore feel completely free to instruct the Record Keeper to vote your shares in the manner you think best.

Because of the time required to tabulate the vote, your voting instruction must be received by Internet, phone or mail no later than 5:00 p.m. Central Time,

on Monday, April 21, 2014.

The Record Keeper cannot ensure that instructions received after the cut-off time will be effected. Therefore, it is very important that you act promptly and return your instruction so that it is received before this time.

Please vote. Your instruction to the Record Keeper on how to vote your shares is an important part of your rights as a Plan participant.

NOTE: IF YOU OWN ADDITIONAL SHARES OF COMPANY COMMON STOCK DIRECTLY OR THROUGH A BROKER OR OTHER NOMINEE, YOU WILL NEED TO RETURN A PROXY CARD OR AN ADDITIONAL VOTING INSTRUCTION FORM RELATING TO THOSE ADDITIONAL SHARES IN ORDER TO VOTE THOSE SHARES.

Important Additional Information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the Special Meeting of Cracker Barrel’s Shareholders to be held on April 23, 2014. On March 21, 2014, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at http://investor.crackerbarrel.com.

Clientid Eventid Mediantcontrolnumber
Cracker Barrel Old Country Store, Inc.
Employee Stock Purchase Plan
Voting Instruction Form Solicited by and on behalf of the Board of Directors for the Special Meeting of Shareholders to be held on Wednesday, April 23, 2014.
Please make your marks like this: ☒ Use dark black pencil or pen only.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL(S) 1 AND 2.
PROPOSAL YOUR VOTE Board of Directors Recommends
FOR AGAINST ABSTAIN
1. ADVISORY VOTE REGARDING A
PROPOSAL PUBLICLY MADE BY BIGLARI
CAPITAL REQUESTING THE BOARD TO
IMMEDIATELY PURSUE ALL POTENTIAL
EXTRAORDINARY TRANSACTIONS,
INCLUDING THE SALE OF THE
COMPANY.
AGAINST
2. ADVISORY VOTE REGARDING A
PROPOSAL PUBLICLY MADE BY BIGLARI
CAPITAL REQUESTING THE BOARD TO
TAKE ANY ACTION NECESSARY TO
AMEND THE TENNESSEE BUSINESS
CORPORATION ACT TO PERMIT BIGLARI
CAPITAL TO ENGAGE IN AN
EXTRAORDINARY TRANSACTION WITH
THE COMPANY.
AGAINST
Authorized Signatures - Must be completed
for your instructions to be executed.
Signature PleaseDateAbove
Signature PleaseDateAbove
Please separate carefully at the perforation and return just this portion in the envelope provided.
Cracker Barrel Old Country Store, Inc.
Special Meeting of Shareholders to be held
Wednesday, April 23, 2014 10:00 AM, Eastern Time
1201 Pennsylvania Avenue NW, Suite 300, Washington D.C. 20004
Voting for ESPP Holders as of March 10, 2014
INTERNET
Go To:
www.proxypush.com/cbrl
Cast your vote online.
View meeting documents..
TELEPHONE
CALL 1-866-490-6852
OR
Use any touch-tone telephone.
Have your Voting Instruction Form ready.
Follow the simple recorded instructions.
MAIL
OR
Mark, sign and date your Voting Instruction Form..
Detach your Voting Instruction Form.
Return your Voting Instruction Form in the postage-paid
envelope provided.
All instructions must be received by 6:00 PM Eastern Time, on Monday, April 21, 2014.
Shares
Accountnumber
Mediantcontrolnumber
PROXY TABULATOR FOR
CRACKER BARREL OLD COUNTRY STORE, INC.
P.O. BOX 8016
CARY, NC 27512-9903
EVENT # Eventid
CLIENT # Clientid
Address1
Address2
Address3
Address4
Address5
Address6
Address7
Copyright ’ 2013 Mediant Communications LLC. All Rights Reserved

CRACKER BARREL OLD COUNTRY STORE, INC.
Proxy Solicited by and on behalf of the Board of Directors for the
Special Meeting of Shareholders to be held on Wednesday, April 23,
2014.
The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Sandra B. Cochran, James W. Bradford, and
Michael J. Zylstra, and each of them, as proxies, with full power of substitution, to vote all shares that the shareholder(s) would be entitled to vote on all matters that may properly come before the Special Meeting of
Shareholders of Cracker Barrel Old Country Store, Inc. (the “Company”) to
be held at 1201 Pennsylvania Avenue NW, Suite 300, Washington D.C.
20004, on Wednesday, April 23, 2014 at 10:00 a.m., Eastern Time.
The proxies shall vote subject to the directions indicated on the reverse side of this card. The proxies will vote as the Board of Directors recommends where a choice is not specified. Your shares will be voted in accordance with your instructions. If no choice is specified, shares will be voted
AGAINST an advisory vote regarding a proposal publicly made by Biglari
Capital requesting the Board to immediately pursue all potential extraordinary transactions, including the sale of the Company; and
AGAINST an advisory vote regarding a proposal publicly made by Biglari
Capital requesting the Board to take any action necessary to amend the
Tennessee Business Corporation Act to permit Biglari Capital to engage in an extraordinary transaction with the Company.
PROXY TABULATOR FOR
CRACKER BARREL OLD COUNTRY STORE, INC.
P.O. BOX 8016
CARY, NC 27512-9903

Sandra B. Cochran, President and CEO of Cracker Barrel Old Country Store, Inc. (the “Company”), left the following voicemail message for field management employees and home office employees of the Company. The voicemail was left after 7 a.m. Central Time on March 21, 2014.

**** Voice Mail Script***

On March 21st, Cracker Barrel began distribution of the company’s proxy statement in advance of the special meeting of shareholders that will be held in Washington, D.C. on April 23rd. Included in that mailing was a letter to our shareholders urging them to vote AGAINST the non-binding, advisory proposals made by Biglari Holdings for our Board to 1) immediately pursue all potential extraordinary transactions, including sale of the company, and 2) take any action necessary to amend the Tennessee Business Corporation Act to permit Biglari Capital to engage in an extraordinary transaction with the company. Further details about the special meeting and Biglari’s proposals are included in the letter and accompanying news release, which you can find on the Investor Relations portion of our website.

Despite losing three consecutive proxy contests by increasing margins, Biglari Holdings has called for this special meeting. I want to reinforce the fact that we have in place a long-term plan that is designed to fully realize shareholder value through continued operational excellence and by providing the best possible experience for our 240 million guests – an experience that would not be possible without the daily efforts of you—our 72 thousand dedicated employees. We will continue to keep you updated on developments concerning the special meeting, and, in the interim, we ask you to maintain your strong operational focus on pleasing our guests.

Thank you for all you do and your continued commitment to making sure we deliver on the promise of the Cracker Barrel experience.

Set forth below is an e-mail delivered by Sandra B. Cochran, President and CEO of Cracker Barrel Old Country Store, Inc. (the “Company”), to field management employees of the Company. The e-mail was sent after 7 a.m. Central Time on March 21, 2014.

From: Store Operations

Sent: Friday, March 21, 2014 10:53 AM

To: Stores — Retail Managers; Stores — Restaurant Managers

Cc: Restaurant Regional Vice Presidents; Retail Regional Vice Presidents; Restaurant District Managers; Retail District Managers

Subject: From Sandy Cochran: Special Meeting Update

Importance: High

From Sandy Cochran

Good morning,

On March 21st, Cracker Barrel began distribution of the company’s proxy statement in advance of the special meeting of shareholders that will be held in Washington, D.C. on April 23rd. Included in that mailing was a letter to our shareholders urging them to vote AGAINST the non-binding, advisory proposals made by Biglari Holdings for our Board to 1) immediately pursue all potential extraordinary transactions, including sale of the company, and 2) take any action necessary to amend the Tennessee Business Corporation Act to permit Biglari Capital to engage in an extraordinary transaction with the company. Further details about the special meeting and Biglari’s proposals are included in the letter and accompanying news release, which you can find on the Investor Relations portion of our website.

Despite losing three consecutive proxy contests by increasing margins, Biglari Holdings has called for this special meeting. I want to reinforce the fact that we have in place a long-term plan that is designed to fully realize shareholder value through continued operational excellence and by providing the best possible experience for our 240 million guests – an experience that would not be possible without the daily efforts of you—our 72 thousand dedicated employees. We will continue to keep you updated on developments concerning the special meeting, and, in the interim, we ask you to maintain your strong operational focus on pleasing our guests.

Thank you for all you do and your continued commitment to making sure we deliver on the promise of the Cracker Barrel experience.

Sandy

Set forth below is an e-mail delivered by Sandra B. Cochran, President and CEO of Cracker Barrel Old Country Store, Inc. (the “Company”), to home office employees of the Company. The e-mail was sent after 7 a.m. Central Time on March 21, 2014.

From: Home Office News

Sent: Friday, March 21, 2014 10:53 AM

To: Home Office News

Subject: Special Meeting Update

Message From Sandy Cochran:

Good morning,

On March 21st, Cracker Barrel began distribution of the company’s proxy statement in advance of the special meeting of shareholders that will be held in Washington, D.C. on April 23rd. Included in that mailing was a letter to our shareholders urging them to vote AGAINST the non-binding, advisory proposals made by Biglari Holdings for our Board to 1) immediately pursue all potential extraordinary transactions, including sale of the company, and 2) take any action necessary to amend the Tennessee Business Corporation Act to permit Biglari Capital to engage in an extraordinary transaction with the company. Further details about the special meeting and Biglari’s proposals are included in the letter and accompanying news release, which you can find on the Investor Relations portion of our website.

Despite losing three consecutive proxy contests by increasing margins, Biglari Holdings has called for this special meeting. I want to reinforce the fact that we have in place a long-term plan that is designed to fully realize shareholder value through continued operational excellence and by providing the best possible experience for our 240 million guests – an experience that would not be possible without the daily efforts of you—our 72 thousand dedicated employees. We will continue to keep you updated on developments concerning the special meeting, and, in the interim, we ask you to maintain your strong operational focus on pleasing our guests.

Thank you for all you do and your continued commitment to making sure we deliver on the promise of the Cracker Barrel experience.

Sandy

Important Additional Information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the special meeting of Cracker Barrel’s shareholders to be held on April 23, 2014. On March 21, 2014, Cracker Barrel filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of our corporate website at www.crackerbarrel.com.

On March 21, 2014, Cracker Barrel Old Country Store, Inc. (the “Company”) established a new “Proxy Contest” webpage on the Company’s website at http://investor.crackerbarrel.com/proxy_contest.cfm.

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Mar 21:
Cracker Barrel Mails Definitive Proxy for Special Meeting

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